VIA EDGAR

March 10, 2015

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Re:	Touchstone Investment Trust
File Nos. 002-52242/811-02538

Ladies and Gentlemen:

On behalf of Touchstone Investment Trust (the “Registrant”), and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format risk/return summary information that mirrors that risk/return summary information as supplemented, dated February 19, 2015, to the Prospectus dated January 30, 2015, for the Touchstone Active Bond Fund (the “Fund”). The purpose of the filing is to submit the 497(e) filing dated February 19, 2015 (Accession No. 0001104659-15-012068) in XBRL for the Fund.

If you have any questions about this matter please contact Elizabeth Freeman at 617-248-3631.

Very truly yours,

TOUCHSTONE INVESTMENT TRUST

/s/Jill McGruder

Jill McGruder

President